UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2024

RICEBRAN TECHNOLOGIES
(Exact Name of registrant as specified in its charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25420 Kuykendahl Rd., Suite B300 Tomball, TX		77375
(Address of principal executive offices)		(Zip Code)

(281) 675-2421
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	RIBT	OTC Market (Pinks)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2024, the board of directors (the “Board”) of RiceBran Technologies (the “Company”) appointed James Flynn and Georgina Russell to serve as members of the Board, effective immediately. Each of Mr. Flynn and Ms. Russell is expected to serve on the Company’s Audit Committee and Compensation Committee, and Ms. Russell is expected to serve on the Company’s Nominating and Governance Committee.

On January 3, 2024, David Chemerow, Eric Tompkins and Brent Rosenthal resigned from the Board and all Board committees pursuant to Section 708.5 of the California Corporations Code because it required the affirmative vote of a majority of the quorum at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”). However, each director did receive the affirmative vote of a majority of the shares voted at the Annual Meeting.

On January 3, 2024, Mr. Chemerow, Mr. Tompkins and Mr. Rosenthal were re-appointed to the Board. Mr. Chemerow is expected to serve on the Company’s Audit Committee and Nominating and Governance Committee. Mr. Rosenthal is expected to serve on the Company’s Compensation Committee and Nominating and Governance Committee.

As compensation for services provided as a member of the Board of its committees, Messrs. Chemerow, Flynn, Rosenthal and Tompkins and Ms. Russell will each receive compensation comparable to those of other members of the Board, as described in the Company’s proxy statement for the Annual Meeting. Except as disclosed herein, there are no arrangements or understandings among Messrs. Chemerow, Tompkins, Flynn and Rosenthal, Ms. Russell and any other person pursuant to which any of Messrs. Chemerow, Tompkins, Flynn and Rosenthal or Ms. Russell was selected as a director.

None of Messrs. Chemerow, Tompkins, Flynn and Rosenthal or Ms. Russell, nor any of his or her associates and immediate family members, was a party to a transaction, or a series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount exceeded $120,000.

Item 7.01	Regulation FD Disclosure.

On January 4, 2024, the Company issued a press release announcing Mr. Flynn’s and Ms. Russell’s appointments. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information in this Current Report on Form 8-K being furnished pursuant to Items 7.01 and 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 4, 2024, of RiceBran Technologies
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: January 9, 2024	By:	/s/ William J. Keneally
	Name:	William J. Keneally
	Title:	Interim Chief Financial Officer and Secretary